                                 AMENDMENT NO. 8

                             PARTICIPATION AGREEMENT

                           EFFECTIVE JANUARY 29, 2007

     The Participation Agreement, made and entered into as of the 17th day of April, 2000, and amended May 1, 2000, September 1, 2000, April 1, 2002, September 1, 2004, and October 1, 2006 (the "Agreement"), by and among AIM Variable Insurance Funds, a Delaware business trust, AIM Distributors, Inc., a Delaware corporation, Sun Life Insurance and Annuity Company of New York, a New York life insurance company ("Insurer"), and Clarendon Insurance Agency, Inc. a Massachusetts corporation, is hereby amended as follows:

1. Schedule A of the Agreement is deleted in its entirety and replaced with the following:

                                   SCHEDULE A

                                           SEPARATE ACCOUNTS
FUNDS AVAILABLE UNDER THE POLICIES        UTILIZING THE FUNDS        CONTRACTS FUNDED BY THE SEPARATE ACCOUNTS
----------------------------------   -----------------------------   -----------------------------------------
         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)                 -     Futurity - NY Variable and Fixed
AIM V.I. Core Equity Fund            Variable Account C                    Annuity Contract
AIM V.I. International Growth Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)                 -     Futurity Accolade - NY Variable
AIM.V.I. Dynamics Fund               Variable Account C                    and Fixed Annuity Contract
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Small Cap Growth Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)                 -     DVA(1)/CERT(NY)
AIM.V.I. Dynamics Fund               KBL Variable Account A
AIM V.I. International Growth Fund                                   -     DVA(1)/NY
AIM V.I. Small Cap Growth Fund

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)                 -     Futurity Accumulator II Variable
AIM.V.I. Dynamics Fund               Variable Account D                    Universal Life Insurance Policies
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund                                   -     Futurity Protector II Variable
AIM V.I. Small Cap Growth Fund                                             Universal Life Insurance Policies

                                                                     -     Futurity Survivorship II Variable
                                                                           Universal Life Insurance Policies

         SERIES (I) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)                 -     Futurity Corporate Variable
AIM.V.I. Dynamics Fund               Variable Account J                    Universal Life Insurance Policies
AIM V.I. Core Equity Fund
AIM V.I. International Growth Fund
AIM V.I. Small Cap Growth Fund

         SERIES (I) SHARES
AIM V.I. Basic Value Fund            Sun Life (N.Y.)                 -     Large Case Variable Universal
AIM V.I. Mid Cap Core Equity Fund    Variable Account J                    Life Insurance Policies

         SERIES (I) SHARES
AIM V.I. Basic Value Fund            Sun Life (N.Y.)                 -     Large Case Private Placement
AIM V.I. Mid Cap Core Equity Fund    Variable Account H                    Variable Universal Life Insurance
                                                                           Policies

         SERIES (II) SHARES
AIM V.I. Capital Appreciation Fund   Sun Life (N.Y.)                 -     All-Star NY
AIM V.I. International Growth Fund   Variable Account C
AIM V.I. Small Cap Growth Fund                                       -     All-Star Freedom NY

                                                                     -     All-Star Extra NY


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

         SERIES (I) SHARES           Sun Life (N.Y.) Variable        -     Alternative Advantage
AIM V.I. International Growth Fund   Account E

         SERIES (I) SHARES
AIM V.I. International Growth Fund   Variable accounts created       -     Alternative Advantage
                                     under Sun Life Financial
                                     Insurance and Annuity Company
                                     (Bermuda) Ltd. for private
                                     placement products

         SERIES (I) SHARES
AIM V.I. Core Equity Fund            KBL Variable Account A          -     Keyport Optima
AIM V.I. Capital Appreciation Fund
AIM V.I. International Growth Fund                                   -     Keyport Advisor Optima

                                                                     -     Keyport Advisor

                                                                     -     Keyport Latitude

         SERIES (I) SHARES
AIM V.I. Basic Value Fund            Sun Life of Canada (N.Y.)       -     Magnastar PPVUL
AIM V.I. International Growth Fund   Variable Account L and M

                                        AIM VARIABLE INSURANCE FUNDS


Attest: /s/ P. Michelle Grace           By: /s/ Philip A. Taylor
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Philip A. Taylor
Title: Assistant Secretary              Title: President


                                        AIM DISTRIBUTORS, INC.


Attest: /s/ P. Michelle Grace           By: /s/ Gene L. Needles
        -----------------------------       ------------------------------------
Name: P. Michelle Grace                 Name: Gene L. Needles
Title: Assistant Secretary              Title: President


SUN LIFE INSURANCE AND ANNUITY COMPANY
OF NEW YORK


By: /s/ Raymond Scanlon                 By: /s/ Bruce A. Teichner
    ---------------------------------       ------------------------------------
            For the President                        For the Secretary
Name: Raymond Scanlon                   Name: Bruce A. Teichner
Title: Vice President                   Title: Assistant Vice President and
                                               Senior Counsel


SUN LIFE FINANCIAL INSURANCE AND ANNUITY COMPANY (BERMUDA) LTD.


By: /s/ Robert Vrolyk                   By: /s/ Daniel Smyth
    ---------------------------------       ------------------------------------
            For the President                        For the Secretary
Name: Robert Vrolyk                     Name: Daniel Smyth
Title:  Vice President                  Title: Vice President


CLARENDON INSURANCE AGENCY, INC.


By: /s/ Michelle D'Albero
    ---------------------------------
            For the President
Name: Michelle D'Albero
Title: Counsel


By: /s/ William T. Evers
    ---------------------------------
            For the Secretary
Name: William T. Evers
Title: Assistant Vice President and
       Senior Counsel


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